SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549




                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report:  April 19, 1994



                              THE KROGER CO.
          (Exact name of registrant as specified in its charter)


An Ohio Corporation                     No. 1-303                31-0345740
(State or other jurisdiction            (Commission File         (IRS Employer
of incorporation)                            Number)              Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000
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Item 5.        Other Events

               On April 19, 1994, the Company released its earnings for the first quarter 1994 in the form attached hereto as Exhibit 99.1


Item 7.        Financial Statements and Exhibits

               (c)  Exhibits:

                    99.1 Other Exhibits-Earnings Release for First Quarter 1994

                                 SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                   THE KROGER CO.

April 19, 1994                     By  (Paul W. Heldman)
                                        Paul W. Heldman
                                        Vice President, Secretary
                                          and General Counsel

                               EXHIBIT INDEX



Exhibit No.                             Exhibit

99.1      Other Exhibits-Earnings Release for First Quarter 1994